                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2002
                                                          ---------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)




   Delaware                    333-82904                      74-2440850
---------------               ------------               -------------------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)




              101 Hudson Street, 33rd Floor                     07302
                Jersey City, NJ
        -----------------------------------------             ---------
        (Address of principal executive offices)               Zip Code


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           Registrant's telephone, including area code: (212) 526-7000
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                                    No Change
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         (Former name and former address, if changed since last report)
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ITEM 5.  Other Events.
         ------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82904) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $977,276,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1, Class 2-A2, Class 2-A3, Class 3-A, Class 4-A, Class 5-A, Class 6-A, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-5A on March 28, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 22, 2002, as supplemented by the Prospectus Supplement, dated March 26, 2002, as supplemented by the Supplement, dated March 27, 2002 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of March 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes:
Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1, Class 2-A2, Class 2-A3, Class 3-A, Class 4-A, Class 5-A, Class 6-A, Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of six pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $986,161,791 as of March 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

                    1.1 Terms Agreement, dated March 25, 2002, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

                    4.1 Trust Agreement, dated as of March 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee.

                    99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

                    99.2 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

                    99.3 Servicing Agreement, dated as of March 1, 2002, among Lehman Brothers Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                    99.4 Reconstituted Servicing Agreement, dated as of March 1, 2002, between Bank of America, N.A. and Lehman Brothers Bank, FSB.

                    99.5 Reconstituted Servicing Agreement, dated as of March 1, 2002, between Cendant Mortgage Corporation and Lehman Brothers Bank, FSB.

                    99.6 Reconstituted Servicing Agreement, dated as of March 1, 2002, between National City Mortgage Co. and Lehman Brothers Bank, FSB.

                    99.7 Reconstituted Servicing Agreement, dated as of March 1, 2002, between National City Mortgage Co., Inc. and Lehman Capital, A Division of Lehman Brothers Holdings Inc.

                    99.8 Mortgage Loan Sale and Servicing Agreement, dated as of January 25, 2002, between Lehman Brothers Bank, FSB and Bank of America, N.A.

                    99.9 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of May 29, 2001, among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

                    99.10 Amendment No. 1, dated as of June 18, 2001, to the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

                    99.11 Additional Collateral Servicing Agreement, dated as of March 29, 2001, between Lehman Brothers Bank, FSB and Cendant Mortgage Corporation.

                    99.12 Seller's Warranties and Servicing Agreement, dated as of August 1, 2001, between Lehman Brothers Bank, FSB and National City Home Mortgage Co.

                    99.13 Seller's Warranties and Servicing Agreement, dated as of January 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and National City Home Mortgage Co.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES CORPORATION


                                      By:   /s/ Stanley P. Labanowski
                                            ----------------------------------
                                      Name: Stanley P. Labanowski
                                      Title: Senior Vice President

Date:  April 11, 2002

                                  EXHIBIT INDEX

Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
1.1                       Terms Agreement, dated March 25, 2002, between Structured Asset Securities
                          Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

4.1                       Trust Agreement, dated as of March 1, 2002, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                          Master Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
                          Seller and Structured Asset Securities Corporation, as Purchaser.

99.3                      Servicing Agreement, dated as of March 1, 2002, among Lehman Brothers
                          Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and
                          Aurora Loan Services Inc.


99.4                      Reconstituted Servicing Agreement, dated as of March 1, 2002, between Bank of America, N.A. and Lehman Brothers Bank, FSB.

99.5                      Reconstituted Servicing Agreement, dated as of March 1, 2002, between
                          Cendant Mortgage Corporation and Lehman Brothers Bank, FSB.

99.6                      Reconstituted Servicing Agreement, dated as of March 1, 2002, between
                          National City Mortgage Co. and Lehman Brothers Bank, FSB.

99.7                      Reconstituted Servicing Agreement, dated as of March 1, 2002, between
                          National City Mortgage Co., Inc. and Lehman Capital, A Division of Lehman
                          Brothers Holdings Inc.



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

Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------

99.8                      Mortgage Loan Sale and Servicing Agreement, dated as of January 25, 2002, between Lehman Brothers Bank, FSB and Bank of America, N.A.

99.9                      Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of May
                          29, 2001, among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation
                          and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant
                          Residential Mortgage Trust).

99.10                     Amendment No. 1, dated as of June 18, 2001, to the Mortgage Loan Flow
                          Purchase, Sale & Servicing Agreement, among Lehman Brothers Bank, FSB,
                          Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust
                          (formerly known as Cendant Residential Mortgage Trust).

99.11                     Additional Collateral Servicing Agreement, dated as of March 29, 2001, between Lehman Brothers Bank, FSB and Cendant Mortgage Corporation.

99.12                     Seller's Warranties and Servicing Agreement, dated as of August 1, 2001, between Lehman Brothers Bank, FSB and National City Home Mortgage Co.

99.13                     Seller's Warranties and Servicing Agreement, dated as of January 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc. and
                          National City Home Mortgage Co.

